UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 16, 2023

 SCHOLASTIC CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware		000-19860	13-3385513
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
557 Broadway,
New York,	New York		10012
(Address of Principal Executive Offices)			(Zip Code)
(212) 343-6100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	SCHL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of a Named Executive Officer

Ms. Rosamund M. Else-Mitchell will be leaving her position as Executive Vice President and President, Education Solutions effective August 16, 2023 and will be departing from the Company in September to pursue other interests following a transition period to be agreed upon.

The financial arrangements and other material terms arising from her departure are still under discussion between Ms. Else-Mitchell and the Company as of the date of this report and will be the subject of future disclosure by the Company after those terms are decided.

Ms. Elizabeth Polcari, Executive Vice President and President, International has been appointed to succeed Ms. Else-Mitchell. Ms. Polcari, who has headed International since 2020, has been employed with the Company in a variety of capacities since 1985.

Other Executive Changes

The Company also announced that Kenneth J. Cleary will be resigning from his current position as Chief Financial Officer, at such time as a successor has been identified, in order to become Executive Vice President and President, International. In the interim, he will assume oversight for the operation of International in addition to his role as Chief Financial Officer. The Company has retained a nationally recognized search firm, which has begun the process of identifying and hiring a successor CFO.

A copy of the Company’s press release relating to the foregoing changes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	The following exhibits are filed as part of this report:

	99.1	Press release of the Company dated August 16, 2023.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date: August 16, 2023	By:	/s/ Andrew S. Hedden
	Name:	Andrew S. Hedden
	Title:	Executive Vice President and General Counsel

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